ING PARTNERS, INC.

ING American Century Small-Mid Cap Value Portfolio (“Portfolio”)

Supplement dated January 18, 2008

to the Service (“S”) Class and Adviser (“ADV”) Class Prospectus

and the Initial (“I”) Class Prospectus,

each dated April 30, 2007

Effective January 7, 2008, the Class S and Class ADV Prospectus and the Class I Prospectus are supplemented to reflect the following:

1.                                       The last sentence of paragraph three of the section entitled “ING American Century Small-Mid Cap Value Portfolio - Principal Investment Strategies” on page 4 of the Class S and Class ADV Prospectus and Class I Prospectus is deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE